COLLATERAL ASSIGNMENT

November 28, 2005

FOR VALUABLE CONSIDERATION, including but not limited to making funds available for the purchase of natural gas supplies, the undersigned Corning Natural Gas Corporation ("Assignor"), hereby assigns and transfers to Community Bank, N.A. ("Community Bank"), various rights in the assets contained in the Corning Natural Gas Corporation ("CNGC") Rabbi Trust (the "Rabbi Trust") 23570, account # 3110385 to its credit with Investors& Bank and Trust Company of Boston, Massachusetts, which rights are further described herein and in a Security Agreement between Assignor and Community Bank of even date herewith (the "Security Agreement"). These assets shall be held by Assignee as collateral for Assignee&s extension of credit in connection with Assignor&s purchase of natural gas supplies for its customers in the ordinary course of Assignor&s business operations, all in accordance with the provisions of the Security Agreement.

By its acceptance below, Community Bank agrees that, until such time as it may otherwise dispose of such assets pursuant to the provisions of the Security Agreement, it will make payments from such assets in accordance with the provisions of any Schedule A hereto annexed (or as may hereafter be provided by Assignor and accepted by Community Bank) and it will make or cause to be made such sales and purchases of individual securities constituting the referenced assets, as may be directed by Assignor, or the agent of Assignor which at the present time is QCI Asset Management.

The Assignor hereby directs Investors& Bank and Trust Company of Boston, Massachusetts to transfer the said assets to Community Bank.

The Assignor covenants, warrants and represents that it is the sole owner of the assets hereby collaterally assigned, which are not encumbered in any way, and that no approval or consent of any third party is required for the assignment hereby made.

CORNING NATURAL GAS CORPORATION

By: /s/ Kenneth J. Robinson

Its Executive Vice President

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ACCEPTANCE

Community Bank accepts the foregoing assignment subject to the provisions specified above this 28th day of November, 2005.

Community Bank, N.A.
By /s/ J. David Clark
Its: Senior Vice President

State of New York)

County of Steuben) ss:

On this 28th day of November in the year 2005, before me, the undersigned personally appeared KENNETH J. ROBINSON, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which he individual acted, executed the instrument.

/s/ Richard P. Rossettie
Notary Public

Richard P. Rossettie
Notary Public
State of New York
Steuben County
#02RO4794833
Term Expires May 31st 2007

State of New York)

County of Steuben) ss:

On this 28th day of November in the year 2005, before me, the undersigned personally appeared J. DAVID CLARK, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Richard P. Rossettie
Notary Public

Richard P. Rossettie
Notary Public
State of New York
Steuben County
#02RO4794833
Term Expires May 31st 2007

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Schedule A to Collateral Assignment
Date	Payee	Amount

January 2006	Edward Lewis	$22,200.00
July 2006	Kenneth J. Robinson	$28,000.00

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